                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 9, 1997



                     CRESCENT REAL ESTATE EQUITIES COMPANY
           (formerly known as Crescent Real Estate Equities, Inc.)

            (Exact name of Registrant as specified in its Charter)



           Texas                     1-13038                     52-1862813
  (State of Organization)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

      777 Main Street, Suite 2100
           Fort Worth, Texas                                       76102
(Address of Principal Executive Offices)                         (Zip Code)


                                (817) 877-0477
             (Registrant's telephone number, including area code)

Item 5.  Other Events

This Current Report on Form 8-K is filed by Crescent Real Estate Equities Company (the "Company") in connection with its registration statement (the "Registration Statement") on Form S-3 (Registration No. 333-21905). Pursuant to the prospectus dated March 26, 1997 (the "Prospectus") contained in the Registration Statement and the preliminary prospectus supplement dated April 9, 1997 (the "Prospectus Supplement") to the Prospectus, the Company is offering for sale to the public, in an underwritten offering, 17,500,000 of its Common Shares (the "Offering"). Certain pro forma financial information regarding the Company, assuming, among other things, the completion of the Offering and the application of the net proceeds therefrom, is included in Item 7 of this report and incorporated by reference into the Prospectus Supplement.

Capitalized terms used but not defined herein have the meaning set forth in the Prospectus Supplement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements

              None

         (b)  Pro Forma Financial Information

              Pro Forma Consolidated Balance Sheet as of December 31, 1996 (unaudited) and notes thereto.

              Pro Forma Consolidated Statements of Operations for the Years Ended December 31, 1996 and 1995 (unaudited) and notes thereto.

         (c)  Exhibits

              None

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 1997            CRESCENT REAL ESTATE EQUITIES COMPANY


                                By: /s/ Dallas E. Lucas
                                  ------------------------------------
                                    Dallas E. Lucas
                                    Senior Vice President and
                                    Chief Financial Officer

                        INDEX TO FINANCIAL STATEMENTS


Pro Forma Financial Statements (unaudited)

        Pro Forma Consolidated Balance Sheet as of December 31, 1996
        and notes thereto .................................................  F-2

        Pro Forma Consolidated Statements of Operations for the Years
        Ended December 31, 1996 and 1995 and notes thereto ................  F-5

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATING FINANCIAL INFORMATION

        The following unaudited pro forma information for the year ended December 31, 1995 assumes completion, in each case as of January 1, 1995 in determining operating data, of (i) the April 1995 Offering and Mr. Rainwater's concurrent $31 million investment in the Operating Partnership and the use of the net proceeds therefrom to repay approximately $167 million of indebtedness secured by certain of the Properties, (ii) the October 1996 Offering and the additional public offering of 450,000 Common Shares that closed on October 9, 1996 and the use of the net proceeds therefrom to repay approximately $168 million of indebtedness and to fund approximately $289 million of Property acquisitions completed in the fourth quarter of 1996 and the first quarter of 1997, (iii) the Offering and the use of the net proceeds therefrom to fund the approximately $308.0 million purchase price of the portion of the Carter-Crowley Portfolio to be acquired by the Company, to fund approximately $40.8 million in connection with the formation and capitalization of Crescent Affiliate and to fund approximately $111.0 million of the purchase price of the assets to be acquired in the Magellan transaction, (iv) additional borrowings of approximately $279.0 million at an assumed interest rate of 7.0% to fund the remaining portion of the purchase price of the assets to be acquired in the Magellan transaction and (v) the acquisition of the Properties acquired during 1995, 1996 and 1997.

        The pro forma information for the year ended 1996 assumes completion, in each case as of January 1, 1996 in determining operating data and, in each case as of December 31, 1996 in determining balance sheet data, of (i) the October 1996 Offering and the additional public offering of 450,000 Common Shares that closed on October 9, 1996 and the use of the net proceeds therefrom to repay approximately $168 million of indebtedness and to fund approximately $289 million of Property acquisitions completed in the fourth quarter of 1996 and the first quarter of 1997, (ii) the Offering and the use of the net proceeds therefrom to fund approximately $308.0 million purchase price of the portion of the Carter-Crowley Portfolio to be acquired by the Company, to fund approximately $40.8 million in connection with the formation and capitalization of Crescent Affiliate and to fund approximately $111.0 million of the purchase price of the assets to be acquired in the Magellan transaction (iii) additional borrowings of approximately $279.0 million at an assumed interest rate of 7.0% to fund the remaining portion of the purchase price of the assets to be acquired in the Magellan transaction and (iv) the acquisition of the Properties acquired during 1996 and 1997.

        The unaudited pro forma Consolidated Balance Sheet and Statements of Operations should be read in conjunction with the historical financial statements of the Company, included in its Annual Report on Form 10-K for the year ended December 31, 1996, and the Prospectus Supplement. In management's opinion, all adjustments necessary to reflect the above-referenced transactions have been made. The unaudited pro forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                     CRESCENT REAL ESTATE EQUITIES COMPANY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (dollars in thousands)
                                  (Unaudited)


                                         Crescent
                                       Real Estate
                                     Equities Company      Pro Forma        Pro Forma
                                     Historical (A)       Adjustments      Consolidated
                                     ----------------     -----------      ------------
ASSETS:
Investment properties, at cost       $1,732,626           $866,900 (B)     $2,599,526
Less - Accumulated depreciation        (208,808)                --           (208,808)
                                     ----------           --------         ----------
                                      1,523,818            866,900          2,390,718

Cash and cash equivalents                25,592             36,600 (C)         62,192
Restricted cash and cash equivalents     36,882                 --             36,882
Accounts receivable, net                 15,329                 --             15,329
Deferred rent receivable                 16,217                 --             16,217
Investments in real estate mortgages
 and common stock of residential
 development corporations                37,069                 --             37,069
Notes receivable                         28,890             87,140 (D)        116,030
Other assets, net                        47,125              2,000 (E)         49,125
                                     ----------           --------         ----------
       Total assets                  $1,730,922           $992,640         $2,723,562
                                     ==========           ========         ==========

LIABILITIES:
Borrowings under Credit Facility     $   40,000           $310,000 (F)     $  350,000
Notes payable                           627,808            234,978 (G)        862,786
Accounts payable, accrued expenses
 and other liabilities                   48,462                 --             48,462
                                     ----------           --------         ----------
              Total liabilities         716,270            544,978          1,261,248
                                     ----------           --------         ----------

MINORITY INTERESTS:
Operating Partnership                   120,227                 --            120,227
Investment Joint Ventures                29,265                 --             29,265
                                     ----------           --------         ----------
       Total minority interest          149,492                 --            149,492
                                     ----------           --------         ----------

STOCKHOLDERS' EQUITY:
   Common stock                             361                536                897
   Additional paid-in-capital           905,724            447,126          1,352,850
   Deferred compensation on
    restricted shares                      (364)                --               (364)
   Retained deficit                     (40,561)                --            (40,561)
         Total stockholders'         ----------           --------         ----------
            equity                      865,160            447,662 (H)      1,312,822
                                     ----------           --------         ----------
         Total liabilities and
          stockholders' equity       $1,730,922           $992,640         $2,723,562
                                     ==========           ========         ==========





        See accompanying notes to Pro Forma Consolidated Balance Sheet.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

ADJUSTMENTS
(Dollars in Thousands)

(A) Reflects Crescent Real Estate Equities Company audited consolidated
    historical balance sheet at December 31, 1996                                     --

(B) Increase reflects the following:

          Acquisition of the Greenway II office property                         $  18,225
          Acquisition of the Trammell Crow Center office property ("TCC")          162,000
          Acquisition of the three Denver office properties                         42,675
          Pending acquisition of the Carter-Crowley Real Estate Assets
            ("CC Real Estate Assets")                                              254,000
          Pending acquisition of Magellan real estate assets and warrants          390,000
                                                                                 ---------
                                                                                 $ 866,900
                                                                                 =========
(C) Net increase reflects the following:

          Net proceeds of the Offering                                           $ 459,822
          Pending acquisition of the Carter-Crowley Portfolio                     (308,000)
          Proposed cash contribution and note to Crescent Affiliate, in connection with its formation, in order to acquire certain assets in the pending Carter-Crowley Portfolio and Magellan
            transactions                                                           (40,800)
          Pending acquisition of Magellan real estate assets and warrants         (111,022)
          Proceeds from working capital draws                                       36,600
                                                                                 ---------
                                                                                 $  36,600
                                                                                 =========

(D) Increase reflects the following:

          Proposed note receivable to Crescent Affiliate                         $  28,640
          Pending acquisition of Carter-Crowley notes receivable ("CC Notes")       52,000
          Other note receivable                                                      6,500
                                                                                 ---------
                                                                                 $  87,140
                                                                                 =========
(E) Increase reflects the following:

          Pending acquisition of Carter-Crowley Other Assets ("CC Other Assets") $   2,000
                                                                                 =========

(F) Increase in borrowings under the Credit Facility as a result of:

          Acquisition of the Greenway II office property                         $  18,225
          Acquisition of the TCC                                                    12,000
          Acquisition of the three Denver office properties                         42,675
          Working capital draws                                                     36,600
          Other note receivable                                                      6,500
          Pending acquisition of the Magellan real estate assets and warrants      194,000
                                                                                 ---------
                                                                                 $ 310,000
                                                                                 =========

                    CRESCENT REAL ESTATE EQUITIES COMPANY

                NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

ADJUSTMENTS
(Dollars In Thousands)

(G)       Increase in short-term borrowings for the following:

                Acquisition of the TCC                                                                $ 150,000
                Pending acquisition of the Magellan real estate assets
                  and warrants                                                                           84,978
                                                                                                      ---------
                                                                                                      $ 234,978
                                                                                                      =========
(H)       Net increase reflects the following:


                Proceeds of the Offering (17.5 million shares of common stock                         $ 487,813
                  at $27.875 per share)
                Estimated costs of the Offering                                                          (3,600)
                Underwriter's discount for the Offering                                                 (24,391)
                Proposed stock dividend in conjunction with cash contribution to Crescent Affiliate     (12,160)
                Two-for-one stock split on March 26, 1997                                                   361
                Two-for-one stock split on March 26, 1997                                                  (361)
                                                                                                      ---------
                                                                                                      $ 447,662
                                                                                                      =========

                     CRESCENT REAL ESTATE EQUITIES COMPANY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (dollars in thousands, except per share data)
                                  (unaudited)

                                          Crescent Real
                                              Estate                      1997 Acquired
                                         Equities Company 1996 Acquired    and Pending       Other            Pro Forma
                                          Historical (A)  Properties(B)   Properties(C)   Adjustments       Consolidated
                                          --------------  -------------   -------------   -----------       ------------
REVENUES:
  Rental property                         $   202,003      $   89,185     $    116,700   $         -          $ 407,888
  Interest and other income                     6,858               -               --        12,159  (D)        19,017
                                          -----------      ----------     ------------   -----------          ---------
     Total revenues                           208,861          89,185          116,700        12,159            426,905
                                          -----------      ----------     ------------   -----------          ---------

EXPENSES:
  Real estate taxes                            20,606           8,176            7,773             -             36,555
  Repairs and maintenance                      12,292           8,403            7,751             -             28,446
  Other rental property operating              40,915          21,346           16,972        (1,700) (E)        77,081
                                                                                                (452) (F)
  Corporate general and administrative          4,674               -                -         2,326  (G)         7,000
  Interest expense                             42,926               -                -        45,686  (H)        88,612
  Depreciation and amortization                40,535          12,727           20,546             -             73,808
  Amortization of deferred financing costs      2,812               -                -             -              2,812
                                          -----------      ----------     ------------   -----------          ---------

     Total expenses                           164,760          50,652           53,042        45,860            314,314
                                          -----------      ----------     ------------   -----------          ---------

     Operating income (loss)                   44,101          38,533           63,658       (33,701)           112,591

OTHER INCOME:
  Equity in net income of residential
     development corporations                   3,850               -                -             -              3,850
                                          -----------      ----------     ------------   -----------          ---------

INCOME (LOSS) BEFORE MINORITY INTERESTS
  AND EXTRAORDINARY ITEM                       47,951          38,533           63,658       (33,701)           116,441
Minority interests                             (9,510)           (533)               -        (5,889) (I)       (15,932)
                                          -----------      ----------     ------------   -----------          ---------

INCOME BEFORE EXTRAORDINARY ITEM               38,441          38,000           63,658       (39,590)           100,509
Extraordinary item                             (1,306)              -                -             -             (1,306)
                                          -----------      ----------     ------------   -----------          ---------

NET INCOME (LOSS)                         $    37,135      $   38,000     $     63,658   $   (39,590)         $  99,203
                                          ===========      ==========     ============   ===========          =========

PER SHARE DATA (J):
     Income before extraordinary item                                                                         $    1.12
     Extraordinary item                                                                                           (0.01)
                                                                                                              ---------
     Net Income                                                                                               $    1.11
                                                                                                              =========

             See adjustments to Pro Forma Consolidated Statement
                       of Operations on following page.

                    CRESCENT REAL ESTATE EQUITIES COMPANY

                       NOTES TO PRO FORMA CONSOLIDATED
                           STATEMENT OF OPERATIONS

ADJUSTMENTS
(Dollars in Thousands)

    (A)      Reflects Crescent Real Estate Equities Company audited
             consolidated historical statement of operations for the year
             ended December 31, 1996.                                        ---


    (B)      Reflects the historical incremental rental income and
             operating expenses, including an adjustment for depreciation based on acquisition price associated with all properties
             acquired in 1996, assuming the properties were acquired at
             the beginning of the period.                                    ---

                         PROPERTY                                      ACQUISITION DATE
                         --------                                      ----------------
                         3333 Lee Parkway office property                   1/05/96
                         301 Congress Avenue office property (i)            4/18/96
                         Central Park Plaza office property                 6/13/96
                         Canyon Ranch - Tucson resort (ii)                  7/26/96
                         The Woodlands office properties (iii)              7/31/96
                         Three Westlake Park office property                8/16/96
                         1615 Poydras office property                       8/23/96
                         Greenway Plaza Portfolio                          10/07/96
                         Chancellor Park office property                   10/24/96
                         The Woodlands retail properties(iii)              10/31/96
                         Sonoma Mission Inn & Spa (ii)                     11/18/96
                         Canyon Ranch - Lenox resort (ii)                  12/11/96
                         160 Spear Street office property                  12/13/96
                         Greenway I and IA office properties               12/18/96
                         Bank One Tower office property                    12/23/96
                         Frost Bank Plaza office property                  12/27/96


                         (i) The Company has a 1% general partner and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.
                         (ii) Historical operations of the hotel or resort
                              property were adjusted to reflect the lease payments from the hotel lessee to the Company calculated on a pro forma basis by applying the rent provisions (as set forth in the lease agreements).
                        (iii) The Company has a 75% interest in the partnership
                              that owns these properties.

(C)   Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with acquired properties and
      pending investments, all assets acquired or proposed to
      be acquired in 1997, assuming the assets were acquired at
      the beginning of the period.                                           ---

             PROPERTY                                                ACQUISITION DATE
             --------                                                ----------------
             Greenway II office property                                  1/17/97
             TCC                                                          2/28/97
             Three Denver office properties                               2/28/97
             CC Real Estate Assets                                        pending
             Magellan real estate assets(i)                               pending

             (i) Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities lease agreement).



(D) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.

             Working capital draw on Credit Facility (36,600 @ 6%) = $2,196
             CC Notes ($52,000 @ 11.3%) = $5,876
             Other Note receivable ($6,500 @ 10%) = $650
             Crescent Affiliate Note receivable ($28,640 @ 12%) = 3,437        $ 12,159
                                                                               ========


(E)   Reflects the elimination of historical ground lessee's
      expense, as a result of the Company acquiring the land
      underlying TCC, assuming TCC was acquired at the
      beginning of the period.                                                 $ (1,700)
                                                                               ========

(F)   Decrease as a result of the elimination of third party
      property management fees which terminated after the
      acquisition of certain of the properties.                                $   (452)
                                                                               ========

(G)   Increase reflects the estimated incremental general and
      administrative costs associated with the increase in
      personnel due to numerous acquisitions in 1996 and
      pending investments in 1997.                                             $  2,326
                                                                               ========

(H) Net increase as a result of incremental interest costs for long and short-term financing, net of repayment with proceeds of the October 1996 Offering, assuming the borrowings to finance property acquisitions and the assumption of debt and repayment had all occurred at the beginning of the period.

          Credit Facility and Short
            Term Borrowing -               $  584,978 @  7.00% =   $ 40,948
          LaSalle Note I -                 $  239,000 @  7.83% =     18,714
          LaSalle Note II -                $  161,000 @  7.79% =     12,542
          Cigna -                          $   63,500 @  7.47% =      4,743
          LaSalle Note III -               $  115,000 @  7.51% =      8,637
          Nomura Funding VI Note -         $    8,780 @ 10.07% =        884
          Northwestern Loan -              $   26,000 @  7.65% =      1,989
          Woodlands Note -                 $   12,411 @  8.875% =     1,101
          TCB Construction Loan-           $    2,117 @  7.39% =        156
                                           ----------              --------

             Total                         $1,212,786              $ 89,714
             Less: Capitalized interest                              (1,102)
                   Historical interest expense                      (42,926)
                                                                   --------
                                                                               $ 45,686
                                                                               ========

(I)   Reflects adjustment needed to reflect minority partners' weighted average 12.92% interest in the net income of the Operating
      Partnership less joint venture minority interests assuming completion of the October 1996 Offering and this Offering at the beginning of
      the period.                                                              $ (5,889)
                                                                               ========

(J)   Reflects net income per share based on 89,742,709 weighted average shares of Common Stock assumed to be outstanding
      during the year ended December 31, 1996.                                   ---


                     CRESCENT REAL ESTATE EQUITIES COMPANY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                 (dollars in thousands, except per share data)
                                  (Unaudited)


                                                    Crescent Real
                                                      Estate                                                  1997 Acquired
                                                  Equities Company        1995 Acquired     1996 Acquired      and Pending
                                                  Historical (A)          Properties (B)    Properties (C)     Properties (D)
                                                  ----------------        -------------     -------------     --------------
REVENUES:
   Rental property                               $      123,489           $   38,283        $   119,733        $ 112,886
   Interest and other income                              6,471                  212                 --               --
                                                 --------------           ----------        -----------        ---------
          Total revenues                                129,960               38,495            119,733          112,886
                                                 --------------           ----------        -----------        ---------
EXPENSES:
   Real estate taxes                                     12,494                2,912             10,956            6,793
   Repairs and maintenance                                7,787                2,964             11,141            7,895
   Other rental property operating                       25,668                7,257             27,218           15,830


   Corporate general and administrative                   3,812                   --                 --               --
   Interest expense                                      18,781                   --                 --               --
   Depreciation and amortization                         28,060                5,571             17,104           20,546
   Amortization of deferred financing costs               2,500                   --                 --               --
                                                 --------------           ----------        -----------        ---------
          Total expenses                                 99,102               18,704             66,419           51,064
                                                 --------------           ----------        -----------        ---------

         Operating income (loss)                         30,858               19,791             53,314           61,822


OTHER INCOME:
   Equity in net income of residential
      development corporations                            5,500                   --                 --               --
                                                ---------------           ----------        -----------        ---------

INCOME (LOSS) BEFORE MINORITY INTERESTS                  36,358               19,791             53,314           61,822

Minority interests                                       (8,963)                (564)            (1,808)              --
                                                 --------------           ----------        -----------        ---------
NET INCOME (LOSS)                                $       27,395           $   19,227        $    51,506        $  61,822
                                                 ==============           ==========        ===========        =========
NET INCOME PER COMMON SHARE (M)


                                                      Other           Pro Forma
                                                   Adjustments       Consolidated
                                                   -----------       ------------
REVENUES:
   Rental property                                $       674 (E)   $   395,065
   Interest and other income                             (326)(E)        18,516
                                                       12,159 (F)
                                                  -----------       -----------
          Total revenues                               12,507           413,581
                                                  -----------       -----------
EXPENSES:
   Real estate taxes                                       85 (E)        33,240
   Repairs and maintenance                                 99 (E)        29,886
   Other rental property operating                       (701)(G)        73,723
                                                          151 (E)
                                                       (1,700)(H)
   Corporate general and administrative                 3,188 (I)         7,000
   Interest expense                                    68,214 (J)        86,995
   Depreciation and amortization                           89 (E)        71,370
   Amortization of deferred financing costs               563 (K)         3,063
                                                  -----------       -----------
          Total expenses                               69,988           305,277
                                                  -----------       -----------
         Operating income (loss)                      (57,481)          108,304


OTHER INCOME:
   Equity in net income of residential
      development corporations                             --             5,500
                                                  -----------       -----------

INCOME (LOSS) BEFORE MINORITY INTERESTS               (57,481)          113,804

Minority interests                                     (5,162)(L)       (16,497)
                                                  -----------       -----------
NET INCOME (LOSS)                                 $   (62,643)      $    97,307
                                                  ===========       ===========

NET INCOME PER COMMON SHARE (M)                                     $     1.08
                                                                    ===========




             See adjustments to Pro Forma Consolidated Statement
                       of Operations on following page.

                    CRESCENT REAL ESTATE EQUITIES COMPANY

                       NOTES TO PRO FORMA CONSOLIDATED
                           STATEMENT OF OPERATIONS

Adjustments
(Dollars in Thousands)

(A)          Reflects Crescent Real Estate Equities Company audited
             consolidated historical statement of operations for the
             year ended December 31, 1995.                                   ---

(B)          Reflects the historical incremental rental income and
             operating expenses, including an adjustment for
             depreciation based on acquisition price associated with
             acquired properties and interest income associated with
             the mortgage note, all acquired in 1995, assuming the
             assets were acquired at the beginning of the period.            ---


             PROPERTY                                                ACQUISITION DATE
             --------                                                ----------------
             Hyatt Regency Beaver Creek hotel                             1/03/95
             Stanford Corporate Centre office property                    1/04/95
             Mortgage note secured by the Biltmore
               Commerce Center office property                            2/28/95
             The Aberdeen office property (i)                             3/13/95
             12404 Park Central office property                           5/09/95
             Barton Oak Plaza One office property                         6/05/95
             MCI Tower office property                                    6/30/95
             Denver Marriott City Center hotel (ii)                       6/30/95
             The Woodlands office properties (iii)                        7/12/95
             Spectrum Center office property                              8/31/95
             Ptarmigan Place office property                             10/06/95
             6225 N. 24th Street office property                         11/07/95
             Briargate office building and research center               11/21/95
             Albuquerque Plaza office property                           12/19/95
             Hyatt Regency Albuquerque hotel (ii)                        12/19/95


             (i) The building was vacant from January 1995 through July 1995, therefore no historical information is presented prior to July.
             (ii) Historical operations of the hotel were adjusted to reflect the lease payments from the hotel lessee to the Company calculated on a pro forma basis by applying the rent provisions (as set forth in the lease agreements).
             (iii)  The Company has a 75% interest in the
                    partnership that owns these 10 office properties.

(C)          Reflects the historical incremental rental income and
             operating expenses, including an adjustment for depreciation based on acquisition price associated with all properties
             acquired in 1996, assuming the properties were acquired at
             the beginning of the period.                                    ---

              Property                                                Acquisition Date
              --------                                                ----------------
              3333 Lee Parkway office property                             1/05/96
              301 Congress Avenue office property (i)                      4/18/96
              Central Park Plaza office property                           6/13/96
              Canyon Ranch - Tucson resort (ii)                            7/26/96
              The Woodlands office properties (iii)                        7/31/96
              Three Westlake Park office property                          8/16/96
              1615 Poydras office property                                 8/23/96
              Greenway Plaza Portfolio                                    10/07/96
              Chancellor Park office property                             10/24/96
              The Woodlands retail properties(iii)                        10/31/96
              Sonoma Mission Inn & Spa (ii)                               11/18/96
              Canyon Ranch - Lenox resort (ii)                            12/11/96
              160 Spear Street office property                            12/13/96
              Greenway I and IA office properties                         12/18/96
              Bank One Tower office property                              12/23/96
              Frost Bank Plaza office property                            12/27/96


              (i) The Company has a 1% general partner and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.
              (ii) Historical operations of the hotel or resort property were adjusted to reflect the lease payments from the hotel lessee to the Company calculated on a pro forma basis by applying the rent provisions (as set forth in the lease agreements).
              (iii) The Company has a 75% interest in the partnership
                    that owns these properties.


(D)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with acquired properties and pending investments, all assets acquired or proposed to be acquired in 1997, assuming the assets
     were acquired at the beginning of the period.                           ---


              PROPERTY                                                ACQUISITION DATE
              --------                                                ----------------
              Greenway II office property                                  1/17/97
              TCC                                                          2/28/97
              Three Denver office properties                               2/28/97
              CC Real Estate Assets                                        pending
              Magellan real estate assets (i)                              pending

              (i) Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions
                   (as set forth in the facilities lease agreement).


(E)  Decrease as a result of the elimination of interest income for the
     Spectrum Note in September 1995 and recording historical incremental rental income and operating expenses associated with the property.
     Based upon an agreement with the borrower and its partners, the Company transferred the ground lessor's interest in the land underlying the building and the Spectrum Note to a partnership in return for a general partner interest.  As a result, the Company began
     consolidating the operations of the property due to its economic
     control of the property's cash flows.                                  $  (76)
                                                                            ======


(F) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.

           Working capital draw on Credit Facility ($36,600 @ 6.0%) = $2,196
           CC Notes ($52,000 @ 11.3%) = $5,876
           Other Note receivable ($6,500 @ 10%) = $650
           Crescent Affiliate Note receivable ($28,640 @ 12%) = $3,437          $12,159
                                                                                =======
(G)   Decrease as a result of the elimination of third party property management fees which terminated after the acquisition of certain of
      the properties.                                                           $  (701)
                                                                                =======

(H)   Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying TCC,
      assuming TCC was acquired at the beginning of the period.                 $(1,700)
                                                                                =======

(I)   Increase reflects the estimated incremental general and administrative costs associated with the increase in personnel due to numerous
      acquisitions in 1995 and 1996 and pending investments in 1997.            $ 3,188
                                                                                =======

(J) Net increase as a result of interest costs for long and short-term financing, net of repayment with proceeds of the April 1995 Offering and Mr. Rainwater's concurrent $31,000 investment and the October 1996
      Offering, assuming the borrowings to finance property acquisitions and the assumption of debt and repayment had all occurred at the beginning of the period.

             Credit Facility and short term
               borrowings -                   $  584,978 @  7.00%  =  $ 40,948
             LaSalle Note I -                 $  239,000 @  7.83%  =    18,714
             LaSalle Note II -                $  161,000 @  7.79%  =    12,542
             Cigna -                          $   63,500 @  7.47%  =     4,743
             LaSalle Note III -               $  115,000 @  7.51%  =     8,637
             Nomura Funding VI Note -         $    8,780 @ 10.07%  =       884
             Northwestern Loan -              $   26,000 @  7.65%  =     1,989
             Woodlands Note -                 $   12,411 @  8.875% =     1,101
             TCB Construction Loan-           $    2,117 @  7.39%  =       156
                                              ----------              --------

                Total                         $1,212,786              $ 89,714
                Less: Capitalized interest                              (2,719)
                      Historical interest expense                      (18,781)
                                                                      --------
                                                                                $ 68,214
                                                                                ========

(K) Increase reflects the incremental amortization expense from costs of obtaining the LaSalle Note I and II and CIGNA Loan.

           Loan Closing Costs on LaSalle Note I and II         $  6,000
           Average term of LaSalle Note I and II                     11 years
                                                               --------
                                                                    545

           Prorate for eight months                            $    363

           Loan Closing Costs on CIGNA Loan                    $  1,400
           Term of CIGNA Loan                                         7 years
                                                               --------
                                                                    200

           Prorated for twelve months                          $    200         $    563
                                                               --------         ========

(L)   Reflects adjustment needed to reflect minority partners' weighted average 12.92% interest in the net income of the Operating Partnership less joint venture minority interests assuming completion of the 1995
      April Offering, the October 1996 Offering and this Offering at the
      beginning of the period.                                                  $ (5,162)
                                                                                ========
(M)   Reflects net income per share based on 89,742,709 weighted average shares of Common Stock assumed to be outstanding during the year ended
      December 31, 1995.                                                         ---
